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                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT
                             ----------------------

          In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) and Robert J. Weltman on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.001 per share, of BioSource International, Inc., a Delaware corporation, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 22nd day of September, 2000.

                                GENSTAR CAPITAL LLC

                                By: /s/ Jean-Pierre L. Conte
                                    -------------------------
                                Name:   Jean-Pierre L. Conte
                                Its:    Managing Member

                                GENSTAR CAPITAL PARTNERS II, L.P.

                                By:  Genstar Capital LLC, its general partner

                                By:  /s/ Jean-Pierre L. Conte
                                     -------------------------
                                Name:    Jean-Pierre L. Conte
                                Its:     Managing Member

                                STARGEN II LLC

                                By:  /s/ Jean-Pierre L. Conte
                                     -------------------------
                                Name:    Jean-Pierre L. Conte
                                Its:     Member

                                /s/ Jean-Pierre L. Conte
                                --------------------------
                                Jean-Pierre L. Conte

                                /s/ Jean-Pierre L. Conte
                                -------------------------
                                Jean-Pierre L. Conte
                                Attorney-in-fact for
                                Richard F. Hoskins

                                /s/ Jean-Pierre L. Conte
                                --------------------------
                                Jean-Pierre L. Conte
                                Attorney-in-fact for
                                Richard D. Paterson

                                /s/ Jean-Pierre L. Conte
                                --------------------------
                                Jean-Pierre L. Conte
                                Attorney-in-fact for
                                Robert J. Weltman